Exhibit 99.2

Supplemental Operating and Financial Data First Quarter 2013

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		20 Largest Tenants, Industry Profile	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & FAD	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and FAD	28
		NOI	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

March 31, 2013	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of March 31, 2013, the Company owned and operated a portfolio of real estate consisting of 37 properties, managed 15 Sponsored REITs and held seven promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Assistant Secretary

Barbara J. Fournier	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Executive Vice President and
Treasurer, Secretary and Director	Chief Investment Officer

Janet Notopoulos	John G. Demeritt
Executive Vice President and Director	Executive Vice President and
Chief Financial Officer

Inquiries

Inquiries should be directed to: John Demeritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of March 31, 2013)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	37
Total Square Feet	7.9 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	5.2%
Total Market Capitalization	$1.8 Billion
Insider Holdings	12.27%

March 31, 2013	3

Summary of Financial Highlights (in thousands, except per share data)

(in thousands except per share amounts, SF & number of properties)	For the Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Income Items:
Rental revenue	$43,147	$41,532	$38,250	$35,570	$36,303
Total revenue	44,800	43,420	41,774	38,654	38,953
Adjusted EBITDA*	24,712	25,491	23,348	22,752	22,789
Equity in earnings in non-consolidated REITs	(187)	972	176	494	391
Net income	4,401	5,460	(8,998)	5,433	5,738
FFO*	20,616	20,515	19,913	19,042	19,571

Per Share Data:
EPS	$0.05	$0.07	$(0.11)	$0.07	$0.07
FFO*	$0.25	$0.25	$0.24	$0.23	$0.24
Weighted Average Shares (diluted)	82,937	82,937	82,937	82,937	82,937
Closing share price	$14.62	$12.31	$11.07	$10.58	$10.60
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	76%	77%	79%	83%	81%

Balance Sheet Items:
Real estate, net	$1,136,204	$1,142,628	$1,015,984	$982,685	$987,003
Other assets, net	376,498	384,551	379,950	447,678	451,525
Total assets, net	1,512,702	1,527,179	1,395,934	1,430,363	1,438,528
Total liabilities, net	658,869	662,430	521,338	529,340	527,181
Shareholders' equity	853,833	864,749	874,596	901,023	911,347

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,834,295	$1,637,709	$1,400,117	$1,371,478	$1,373,136
Total debt outstanding	621,750	616,750	482,000	494,000	494,000
Debt to Total Market Capitalization	33.9%	37.7%	34.4%	36.0%	36.0%
Debt to Adjusted EBITDA	6.3	6.0	5.2	5.4	5.4

Owned Portfolio Leasing Statistics:
Owned portfolio assets	37	37	37	36	36
Portfolio total SF	7,856,859	7,854,679	7,439,195	7,052,592	7,052,068
Portfolio % leased	94.4%	94.0%	89.9%	90.0%	89.0%

(a) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.

* See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

March 31, 2013	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

	Three Months					For the
	Ended	For the Three Months Ended				Year Ended
	31-Mar-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Revenue:
Rental	$43,147	$36,303	$35,570	$38,251	$41,532	$151,656
Related party revenue:
Management fees and interest income from loans	1,622	2,616	3,045	3,485	1,801	10,947
Other	31	34	39	39	87	199
Total revenue	44,800	38,953	38,654	41,775	43,420	162,802

Expenses:
Real estate operating expenses	10,770	8,697	8,604	9,639	10,501	37,441
Real estate taxes and insurance	6,597	5,696	5,493	5,764	5,960	22,913
Depreciation and amortization	15,987	13,071	13,004	13,572	15,225	54,872
Selling, general and administrative	2,532	2,077	2,236	3,141	2,462	9,916
Interest	4,208	3,677	4,037	4,187	4,167	16,068
Total expenses	40,094	33,218	33,374	36,303	38,315	141,210

Income before interest income, equity in earnings of
non-consolidated REITs and taxes	4,706	5,735	5,280	5,472	5,105	21,592
Interest income	1	8	4	5	34	51
Equity in earnings of non-consolidated REITs	(187)	391	494	176	972	2,033

Income before taxes on income	4,520	6,134	5,778	5,653	6,111	23,676
Income tax expense	119	79	77	80	99	335

Income from continuing operations	4,401	6,055	5,701	5,573	6,012	23,341
Income from discontinued operations	—	(317)	(268)	(271)	(26)	(882)
Gain (loss) on sale, less applicable income tax	—	—	—	(14,300)	(526)	(14,826)

Net income	$4,401	$5,738	$5,433	$(8,998)	$5,460	$7,633

Weighted average number of shares outstanding,
basic and diluted	82,937	82,937	82,937	82,937	82,937	82,937

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.05	$0.07	$0.07	$0.07	$0.07	$0.28
Discontinued operations	—	—	—	—	—	(0.01)
Gain (loss) on sale, less applicable income tax	—	—	—	(0.18)	—	(0.18)
Net income per share, basic and diluted	$0.05	$0.07	$0.07	$(0.11)	$0.07	$0.09

March 31, 2013	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2013	2012	2012	2012	2012
Assets:
Real estate assets:
Land	$144,336	$132,393	$132,393	$135,845	$144,336
Buildings and improvements	1,180,959	1,009,706	1,013,122	1,051,111	1,178,144
Fixtures and equipment	904	860	871	904	904
	1,326,199	1,142,959	1,146,386	1,187,860	1,323,384
Less accumulated depreciation	189,995	155,956	163,701	171,876	180,756
Real estate assets, net	1,136,204	987,003	982,685	1,015,984	1,142,628

Acquired real estate leases, net	105,882	87,073	82,769	92,717	111,982
Investment in non-consolidated REITs	81,746	87,061	86,658	85,927	81,960
Assets held for sale	—	15,215	15,032	685	—
Cash and cash equivalents	17,282	29,283	22,620	23,962	21,267
Restricted cash	583	511	533	546	575
Tenant rent receivables, net	2,357	1,090	1,403	1,182	1,749
Straight-line rent receivable, net	36,287	31,861	33,048	34,190	35,441
Prepaid expenses	2,438	1,164	2,605	2,336	1,106
Related party mortgage loan receivable	96,896	172,286	177,536	108,236	93,896
Other assets	8,107	4,006	3,640	8,467	13,199
Deferred leasing commissions, net	24,920	21,975	21,834	21,702	23,376
Total assets	$1,512,702	$1,438,528	$1,430,363	$1,395,934	$1,527,179

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$221,750	$494,000	$494,000	$82,000	$216,750
Term loan payable	400,000	—	—	400,000	400,000
Accounts payable and accrued expenses	25,493	23,311	25,408	26,462	31,122
Accrued compensation	540	446	944	2,194	2,540
Tenant security deposits	2,474	2,181	2,113	2,281	2,489
Other liabilities: derivative termination value	778	—	—	1,671	1,219
Acquired unfavorable real estate leases, net	7,834	7,243	6,875	6,730	8,310
Total liabilities	658,869	527,181	529,340	521,338	662,430

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	8	8	8	8	8
Additional paid-in capital	1,042,876	1,042,876	1,042,876	1,042,876	1,042,876
Accumulated other comprehensive loss	(778)	—	—	(1,671)	(1,219)
Accumulated distributions in excess of accumulated earnings	(188,273)	(131,537)	(141,861)	(166,617)	(176,916)
Total stockholders’ equity	853,833	911,347	901,023	874,596	864,749
Total liabilities and stockholders’ equity	$1,512,702	$1,438,528	$1,430,363	$1,395,934	$1,527,179

March 31, 2013	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months ended March 31,		Twelve Months ended December 31
	2013	2012	2012	2011

Cash flows from operating activities:
Net income	$4,401	$5,738	$7,633	$43,524
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	16,415	13,763	57,500	50,261
Amortization of above market lease	(2)	40	71	(47)
Gain (loss) on sale, less applicable income tax	—	—	14,826	(21,939)
Equity in earnings (losses) from non-consolidated REITs	187	(391)	(2,033)	(3,086)
Distributions from non-consolidated REITs	—	487	705	3,474
Increase in bad debt reserve	(1,190)	65	65	(365)
Changes in operating assets and liabilities:
Restricted cash	(8)	(18)	(82)	(73)
Tenant rent receivables	582	305	(354)	827
Straight-line rents	(657)	(1,517)	(4,464)	(9,878)
Lease acquisition costs	(189)	—	(2,520)	—
Prepaid expenses and other assets	70	93	(328)	1,611
Accounts payable and accrued expenses	(5,011)	(3,388)	3,717	4,213
Accrued compensation	(2,000)	(1,776)	318	419
Tenant security deposits	(15)	173	481	78
Payment of deferred leasing commissions	(2,624)	(641)	(5,179)	(8,058)

Net cash provided by operating activities	9,959	12,933	70,356	60,961

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(3,465)	(5,376)	(221,170)	(236,250)
Investment in non-consolidated REITs	4,752	(1)	(1)	(10)
Distributions in excess of earnings from non-consolidated REITs	27	442	2,105	1,582
Investment in related party mortgage loan receivable	(3,000)	(31,770)	(74,580)	(82,832)
Repayment of related party mortgage loan receivable	—		121,200	—
Changes in deposits on real estate assets	(1,500)	—	—	200
Investment in assets held for syndication, net	—	—	—	2,230
Proceeds received on sales of real estate assets	—	—	157	96,790

Net cash used in investing activities	(3,186)	(36,705)	(172,289)	(218,290)

Cash flows from financing activities:
Distributions to stockholders	(15,758)	(15,758)	(63,032)	(62,177)
Proceeds (costs) from equity offering, net	—	—	—	17,295
Borrowings under bank note payable	5,000	45,000	294,750	449,000
Borrowings (repayments) under Revolver	—	—	(527,000)	(209,968)
Borrowing (repayment) of term loan payable, net	—	—	400,000	(74,850)
Deferred Financing Costs	—	—	(5,331)	(5,388)
Swap termination payment	—	—	—	(983)

Net cash provided by (used in) financing activities	(10,758)	29,242	99,387	112,929

Net decreases in cash and cash equivalents	(3,985)	5,470	(2,546)	(44,400)

Cash and cash equivalents, beginning of period	21,267	23,813	23,813	68,213

Cash and cash equivalents, end of period	$17,282	$29,283	$21,267	$23,813

March 31, 2013	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

(in thousands)	Net Operating Income (NOI)*
	Rentable
	Square Feet	Three Months Ended		Inc	%
Region	or RSF	31-Mar-13	31-Mar-12	(Dec)	Change
East	1,441	$4,756	$5,113	$(357)	-7.0%
MidWest	1,682	4,839	5,122	(283)	-5.5%
South	2,630	9,559	9,212	347	3.8%
West	1,088	2,350	2,278	72	3.2%
Same Store	6,841	21,504	21,725	(221)	-1.0%

Acquisitions	1,016	3,919	—	3,919	18.0%
Property NOI from the continuing portfolio	7,857	25,423	21,725	3,698	17.0%
Dispositions and asset held for sale		—	(132)	132	0.7%
Property NOI		$25,423	$21,593	$3,830	17.7%

Same Store		$21,504	$21,725	$(221)	-1.0%

Nonrecurring
Items in NOI (a)		63	514	(451)	2.1%

Comparative
Same Store		$21,441	$21,211	$230	1.1%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.
Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

March 31, 2013	8

FFO & FAD Reconciliation (in thousands, except per share amounts)

	Three Months					For the
	Ended	For the Three Months Ended:				Year Ended
	31-Mar-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Net income	$4,401	$5,738	$5,433	$(8,998)	$5,460	$7,633

Gain (loss) on sale, less applicable income tax	—	—	—	14,300	526	14,826
GAAP income from non-consolidated REITs	187	(391)	(494)	(176)	(972)	(2,033)
Distributions from non-consolidated REITs	27	929	898	907	76	2,810
Depreciation & amortization	15,984	13,295	13,205	13,779	15,239	55,518
NAREIT FFO*	20,599	19,571	19,042	19,812	20,329	78,754
Acquisition costs	17	—	—	101	186	287
Funds From Operations (FFO)*	$20,616	$19,571	$19,042	$19,913	$20,515	$79,041

Funds Available for Distribution:
Funds From Operations (FFO)*	20,616	19,571	19,042	19,913	20,515	79,041
Straight-line rent	(657)	(1,517)	(1,054)	(927)	(965)	(4,463)
Capital expenditures	(1,118)	(746)	(1,003)	(711)	(1,252)	(3,712)
Funds Available for Distribution (FAD)*	$18,841	$17,308	$16,985	$18,275	$18,298	$70,866

Per Share Data:
EPS	$0.05	$0.07	$0.07	$(0.11)	$0.07	$0.09
FFO*	0.25	0.24	0.23	0.24	0.25	0.95
FAD*	0.23	0.21	0.20	0.22	0.22	0.85

Weighted Average Shares (basic and diluted)	82,937	82,937	82,937	82,937	82,937	82,937

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

March 31, 2013	9

EBITDA Reconciliation (in thousands, except ratio amounts)

	Three Months					Year Ended
	Ended	For the three months ended:				31-Dec-12
	31-Mar-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12

Net income	$4,401	$5,738	$5,433	$(8,998)	$5,460	$7,633
Interest expense	4,208	3,677	4,037	4,187	4,167	16,068
Depreciation and amortization	15,984	13,295	13,205	13,779	15,239	55,518
Income taxes	119	79	77	80	99	335
EBITDA	24,712	22,789	22,752	9,048	24,965	79,554
Excluding (gain) loss on sale,
less applicable income tax	—	—	—	14,300	526	14,826
Adjusted EBITDA	$24,712	$22,789	$22,752	$23,348	$25,491	$94,380

Interest expense	$4,208	$3,677	$4,037	$4,187	$4,167	$16,068
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$4,208	$3,677	$4,037	$4,187	$4,167	$16,068

Interest coverage ratio	5.87	6.20	5.64	5.58	6.12	5.87

Debt service coverage ratio	5.87	6.20	5.64	5.58	6.12	5.87

Debt	$621,750	$494,000	$494,000	$482,000	$616,750

Adjusted EBITDA	24,712	22,789	22,752	23,348	25,491
Annualized	98,848	91,156	91,008	93,392	101,964

Debt-to-EBITDA	6.3	5.4	5.4	5.2	6.0

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

March 31, 2013	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income
	Three Months Ended
	31-Mar-13	31-Mar-12
Net Income	$4,401	$5,738
Add (deduct):
Discontinued operations	—	317
Management fee income	(559)	(488)
Depreciation and amortization	15,987	13,071
Amortization of above/below market leases	(2)	40
Selling, general and administrative	2,532	2,077
Interest expense	4,208	3,677
Interest income	(1,353)	(2,340)
Equity in earnings of
nonconsolidated REITs	187	(391)
Non-property specific items, net	22	24

Property NOI from the continuing portfolio	$25,423	$21,725

Dispositions and asset held for sale	—	(132)
Property NOI	$25,423	$21,593

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

March 31, 2013	11

Debt Summary as of March 31, 2013

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
2012 Credit Facility	Date	of Loan	31-Dec-12	Components	31-Dec-12	Fee

2012 Revolver	27-Sep-16	$ 500,000	$ 221,750	L+1.45%	1.65%	0.3%
2012 Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%	0.3%

		$ 900,000	$ 621,750		2.00%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On September 27, 2012, we entered into a new bank facility we call the 2012 Credit Facility for a total of $900 million, which is comprised of a line of credit that we can borrow up to $500 million on, which we call the 2012 Revolver and a term loan for $400 million that we call the 2012 Term Loan.

•	The total amount available under the 2012 Credit Facility is $900 million and is subject to a facility fee on the entire amount based on a leverage calculation in the related loan agreement. The facility fee can range between 20 bps and 40 bps depending on our leverage at quarter end. As of March 31, 2013 the facility fee was 30 bps based on our leverage ratio, or approximately $2.7 million per year.
•	The interest rate on the 2012 Revolver as of March 31, 2013 was 145 bps over the 30-Day LIBOR based on our leverage calculation. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of March 31, 2013 the annual rate for the borrowing outstanding was 1.65%.
•	The LIBOR interest rate on the 2012 Term Loan was fixed with a 5-year interest swap at 75 bps and is priced at 145 bps over that rate based on our leverage ratio. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of March 31, 2013 the annual rate for the 2012 Term Loan was 2.20%.
•	We incurred financing costs to close the 2012 Credit Facility and the 2011 Revolver that preceded it. These costs are deferred and amortized into interest expense during the term of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $1.7 million.

The 2012 Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity subject to receipt of lender commitments and satisfaction of certain customary conditions.

March 31, 2013	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12
Market Data:
Shares Outstanding	82,937	82,937	82,937	82,937	82,937
Closing market price per share	$14.62	$10.60	$10.58	$11.07	$12.31
Market capitalization	$1,212,545	$879,136	$877,478	$918,117	$1,020,959
Total Debt	621,750	494,000	494,000	482,000	616,750
Total Market Capitalization	$1,834,295	$1,373,136	$1,371,478	$1,400,117	$1,637,709

Dividend Data:
Total dividends paid	$15,758	$15,758	$15,758	$15,758	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	76.0%	80.5%	82.6%	79.2%	76.8%

Liquidity:
Cash and cash equivalents	$17,282	$29,283	$22,620	$23,962	$21,267
Revolving credit facilities:
Gross potential available under current credit facilities	900,000	600,000	600,000	900,000	900,000
Less:
Outstanding balance	(621,750)	(494,000)	(494,000)	(482,000)	(616,750)
Total Liquidity	$295,532	$135,283	$128,620	$441,962	$304,517

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

March 31, 2013	13

Portfolio Overview

	For the Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Owned portfolio of commercial real estate:
Number of properties (a)	37	37	37	36	36
Square feet	7,856,859	7,854,679	7,439,195	7,052,592	7,052,068
Leased percentage	94.4%	94.0%	89.9%	90.0%	89.0%

Investments in non-consolidated
commercial real estate:
Number of properties (a)	2	2	3	3	3
Square feet	1,392,316	1,392,316	2,016,260	2,003,968	2,004,953
Leased percentage	66.1%	65.0%	68.0%	89.5%	90.0%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	13
Square feet	3,323,566	3,323,566	3,322,589	3,322,589	3,322,570
Leased percentage	87.8%	87.0%	84.8%	84.8%	84.0%

Total owned (a) , investments
and managed properties:
Number of properties	52	52	53	52	52
Square feet	12,572,741	12,570,561	12,778,044	12,379,149	12,379,591
Leased percentage	89.5%	89.0%	85.1%	88.5%	88.0%

(a) Includes assets sold in prior periods

March 31, 2013	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	77.3%	63.9%	$ 25.41

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	92.6%	92.6%	$ 26.84
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 38.51
Loudoun Tech Center	Dulles	VA	135,888	100.0%	100.0%	$ 15.89

Richmond
Innsbrook	Glen Allen	VA	298,456	99.0%	98.6%	$ 17.42

Charlotte
Park Seneca	Charlotte	NC	109,674	78.1%	77.7%	$ 15.75
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 13.66

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 36.15

East Region Total			1,441,212	92.3%	89.1%	$ 24.81

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 19.78
909 Davis	Evanston	IL	195,245	97.9%	97.9%	$ 33.58

Indianapolis
River Crossing	Indianapolis	IN	205,059	97.3%	92.2%	$ 22.12

St. Louis
Timberlake	Chesterfield	MO	232,766	98.3%	97.0%	$ 21.78
Timberlake East	Chesterfield	MO	116,197	97.0%	97.0%	$ 23.19
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 25.23

Minneapolis
Eden Bluff	Eden Prairie	MN	153,028	100.0%	100.0%	$ 27.83
121 South 8th Street	Minneapolis	MN	475,303	90.7%	89.9%	$ 14.37

Midwest Region Total			1,682,224	96.4%	95.3%	$ 21.98

(a)	Based on weighted occupied square feet for the three months ended March 31, 2013, including month-to-month tenants, divided by the Property's net rentable square footage.
(b)	Represents annualized GAAP rental revenue for three months ended March 2013 per weighted occupied square foot.

March 31, 2013	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Willow Bend Office Center	Plano	TX	117,217	100.0%	81.5%	$ 20.44
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 17.06
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 28.64
Addison Circle	Addison	TX	293,787	98.4%	98.4%	$ 24.74
Collins Crossing	Richardson	TX	298,766	99.5%	90.0%	$ 23.55
East Renner Road	Richardson	TX	122,300	100.0%	100.0%	$ 9.99
Liberty Plaza	Addison	TX	218,934	80.4%	81.3%	$ 20.30

Houston
Park Ten	Houston	TX	157,460	100.0%	96.6%	$ 27.54
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 29.33
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 30.44
Westchase I & II	Houston	TX	629,025	96.3%	95.2%	$ 29.86

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 23.42

Atlanta
One Overton Place	Atlanta	GA	387,267	97.9%	95.7%	$ 21.32
One Ravinia	Atlanta	GA	386,603	91.0%	85.1%	$ 22.19

South Region Total			3,645,833	96.8%	94.3%	$ 24.48

West Region

Seattle
Federal Way	Federal Way	WA	117,010	48.4%	47.0%	$ 18.74

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 14.49
Montague Business Center	San Jose	CA	145,951	100.0%	100.0%	$ 15.27

Denver
380 Interlocken	Broomfield	CO	240,184	86.3%	86.7%	$ 27.80
Greenwood Plaza	Englewood	CO	196,236	100.0%	38.4%	$ 21.69
390 Interlocken	Broomfield	CO	241,516	83.8%	85.7%	$ 27.91

Colorado Springs
Centennial Technology Center	Colorado Springs	CO	110,405	85.4%	85.4%	$ 15.77

West Region Total			1,087,590	86.3%	75.6%	$ 22.47

Total Owned			7,856,859	94.4%	91.0%	$ 23.75

(a)	Based on weighted occupied square feet for the three months ended March 31, 2013, including month-to-month tenants, divided by the Property's net rentable square footage.
(b)	Represents annualized GAAP rental revenue for three months ended March 2013 per weighted occupied square foot.

March 31, 2013	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet

Columbia
1441 Main Street	Columbia	SC	264,857

Atlanta
Satellite Place	Duluth	GA	134,785

Dallas-Fort Worth
5601 Executive Drive	Irving	TX	152,121
Galleria North	Dallas	TX	379,518

Houston
Energy Tower I	Houston	TX	325,797

Denver
Highland Place	Centennial	CO	139,142
385 Interlocken	Broomfield	CO	296,868

Subtotal			1,693,088

Chicago
East Wacker (a)	Chicago	IL	857,245

Indianapolis
Monument Circle	Indianapolis	IN	213,609

St. Louis
Lakeside Crossing II	Maryland Heights	MO	116,000

Minneapolis
505 Waterford	Plymouth	MN	256,367
50 South Tenth Street	Minneapolis	MN	498,768

Kansas City
Grand Boulevard (b)	Kansas City	MO	535,071

Cincinnati
Centre Pointe V	West Chester	OH	135,936
Union Centre	West Chester	OH	409,798

Subtotal			3,022,794

Total Managed			4,715,882

Total Owned & Managed			12,572,741

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

March 31, 2013	17

Tenant Analysis – 20 Largest Tenants by Industry Profile (Top Twenty Largest Tenants by industry as a percentage of the Twenty Tenants as of March 31, 2013)

March 31, 2013	18

20 Largest Tenants with Annualized Rent and Remaining Term at March 31, 2013

					% of		% of
			Remaining	Aggregate	Aggregate	Annualized	Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	33	263,111	3.4%	$ 2,883,485	1.7%
2	Quintiles Transnational Corp.	1	72	259,531	3.3%	8,462,648	5.1%
3	CITGO Petroleum Corporation	1	107	248,399	3.2%	7,356,701	4.4%
4	Burger King Corporation	1	66	212,619	2.7%	4,756,424	2.9%
5	Denbury Onshore, LLC	2	40	202,600	2.6%	3,510,042	2.1%
6	RGA Reinsurance Company	2	21	197,354	2.5%	4,200,823	2.5%
7	SunTrust Bank	2	43, 102	182,888	2.3%	3,599,167	2.2%
8	Citicorp Credit Services, Inc	1	45	176,848	2.3%	3,511,335	2.1%
9	C.H. Robinson Worldwide, Inc	1	99	153,028	1.9%	4,111,367	2.5%
10	T-Mobile South, LLC dba T-Mobile	1	71	151,792	1.9%	3,469,391	2.1%
11	Houghton Mifflin Harcourt Publishing Company	1	48	150,050	1.9%	5,720,529	3.4%
12	Petrobras America, Inc.	1	80	144,813	1.8%	4,855,533	2.9%
13	Murphy Exploration & Production Company	1	49	144,677	1.8%	4,099,120	2.5%
14	Argo Data Resource Corporation	1	124	138,540	1.8%	2,661,560	1.6%
15	Giesecke & Devrient America, Inc.	1	23	135,888	1.7%	1,897,346	1.1%
16	Monsanto Company	1	22	127,778	1.6%	3,297,783	2.0%
17	Federal National Mortgage Association	1	42	123,144	1.6%	2,755,692	1.7%
18	AT&T Services, Inc.	1	63	122,300	1.6%	977,989	0.6%
19	Vail Holdings, Inc.	1	72, 120	122,232	1.6%	3,249,778	2.0%
20	Kaiser Foundation Health Plan, Inc. (1)	1	132	120,979	1.5%	-	0.0%

			Total	3,378,571	43.0%	$ 75,376,712	45.4%

(1) Lease anticipated to become rent-producing in July 2013

March 31, 2013	19

Leasing Activity

	Three
	Months	Year
	Ended	Ended
Leaasing Activity	31-Mar-13	31-Dec-12
(in Square Feet - SF)
New leasing	148,378	315,740
Renewals	204,011	700,838
	352,389	1,016,578

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$24.66	$22.41
Weighted average lease term	8.25 Years	5.1 Years

Increase over average GAAP rents
compared to prior year	10.0%	1.5%

Average free rent	3 Months	3 Months
Tenant Improvements	$19.97	$12.26
Leasing Costs	$10.17	$5.40

March 31, 2013	20

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2013	169,076	2.2%
2014	386,238	4.9%
2015	1,022,236	13.0%
2016	1,135,277	14.5%
2017	881,225	11.2%
2018	725,373	9.2%
2019	1,135,241	14.4%
2020	199,371	2.5%
2021	779,916	9.9%
2022	500,614	6.4%
2023	295,881	3.8%
2024	120,979	1.5%
2025	69,240	0.9%
Vacant	436,192	5.6%

Total	7,856,859	100.0%

March 31, 2013	21

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
December 31,	Year	Leases	Leases (a)	Leases	Leases
2013	86 (b)	169,076	3,717,390	21.99	2.24%
2014	55	386,238	8,578,683	22.21	5.17%
2015	68	1,022,236	23,430,631	22.92	14.11%
2016	57	1,135,277	22,262,464	19.61	13.40%
2017	49	881,225	22,898,615	25.98	13.79%
2018	33	725,373	15,251,348	21.03	9.18%
2019	20	1,135,241	29,508,673	25.99	17.77%
2020	11	199,371	4,427,464	22.21	2.67%
2021	13	779,916	16,834,040	21.58	10.14%
2022 and thereafter	52	986,714	19,177,302	19.44	11.55%
	444	7,420,667	166,086,611	22.38	100.00%
Vacancies as of 3/31/13		436,192
Total Portfolio Square Footage		7,856,859

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2013 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	43 leases are Month to Month

March 31, 2013	22

Capital Expenditures (in thousands)

					Year
	For the Three Months Ended				Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13
Tenant improvements	$1,729	$—	$—	$—	$1,729
Deferred leasing costs	2,813	—	—	—	2,813
Building improvements	1,118	—	—	—	1,118
Total	$5,660	$—	$—	$—	$5,660

					Year
	For the Three Months Ended				Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12
Tenant improvements	$3,014	$2,705	$2,854	$4,464	$13,037
Deferred leasing costs	2,196	1,343	1,104	2,784	7,427
Building improvements	746	1,003	711	1,252	3,712
Total	$5,956	$5,051	$4,669	$8,500	$24,176

March 31, 2013	23

Transaction Activity

Recent Acquisitions:					Purchase Price
	City	State	Square Feet	Date Acquired	(in thousands)

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$ 52,750
Westchase I & II	Houston	TX	629,025	11/1/12	154,750

2011
Emperor Boulevard	Durham	NC	259,531	3/4/11	75,800
Legacy Tennyson Center	Plano	TX	202,600	3/10/11	37,000
One Legacy Circle	Plano	TX	214,110	3/24/11	52,983
909 Davis	Evanston	IL	195,245	9/30/11	37,062
East Renner Road	Richardson	TX	122,300	10/6/11	11,282

Recent Dispositions:
					Net Sales	Gain (Loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
					(in thousands)
2012
Southfield	Southfield	MI	252,613	12/21/12	$ 293	$ (14,826)

2011
Fairview	Falls Church	VA	252,613	1/21/11	89,382	19,592
Bollman (a)	Savage	MD	98,745	6/24/11	7,408	2,346

(a) Industrial property. All other acquisitions and dispositions are office properties

March 31, 2013	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Mar-13	Rate (1)	Fee (2)	31-Mar-13

Secured revolving lines of credit
FSP Highland Place I Corp.	Centennial, CO	31-Dec-13	$ 5,500	$ 1,125	L+4.4%	0.5%	4.60%
FSP Satellite Place Corp.	Duluth, GA	31-Mar-14	5,500	5,500	L+4.4%	0.5%	4.60%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-14	10,800	9,000	L+4.4%	0.5%	4.60%
FSP 505 Waterford Corp.	Plymouth, MN	30-Nov-13	7,000	2,350	L+4.4%	0.5%	4.60%
FSP Galleria North Corp.	Dallas, TX	30-Jan-15	15,000	8,380	L+5.0%	0.5%	5.20%

Secured construction loan
FSP 385 Interlocken
Development Corp. (3)	Broomfield, CO	30-Apr-14	42,000	37,541	L+4.4%	n/a	4.60%

Mortgage loan secured by property
FSP Energy Tower I Corp. (4)	Houston, TX	5-Jul-14	33,000	33,000	6.41%	n/a	6.41%

			$ 118,800	$ 96,896

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	On April 26, 2013, the Company agreed to extend the maturity date from April 30, 2013 to April 30, 2014.
(4)	The loan has a secured fixed mortgage amount of $33,000,000. A loan fee of $300,630 was paid at the time of closing and funding of the loan on July 5, 2012. The borrower is required to pay the Company an exit fee in the amount of 0.982% of the principal repayment amount.

March 31, 2013	25

Net Asset Value Components

(in thousands except per share data)

As of
31-Mar-13
Total Market Capitalization Values
Shares outstanding	82,937.4
Closing price, December 31st	$14.62
Market capitalization	$1,020,959
Debt	621,750
Total Market Capitalization	1,637,709

3 Months
Ended
NOI Components	31-Mar-13

Same Store NOI (1)	$21,504
Acquisitions (1) (2)	3,919
Property NOI (1)	25,423
Full quarter adjustment (3)	—
Stabilized portfolio	$25,423

Financial Statement Reconciliation:
Rental Revenue	$43,147
Rental operating expenses	(10,770)
Real estate taxes and insurance	(6,597)
Taxes (4)	(119)
Management fees & other (5)	(238)
Property NOI (1)	$25,423

Assets:
Loans outstanding on secured RE	$96,896
Investments in SARs (book basis)	81,745
Straight-line rent receivable	36,287
Cash and cash equivalents	17,282
Restricted cash	583
Tenant rent receivables	2,357
Prepaid expenses	2,438
Office computers and furniture	533
Other assets:
Deferred financing costs, net	7,111
Phoenix Tower Liquidating Trust (6)	110
Other assets	353
$245,695
—
Liabilities:
Debt	$621,750
Accounts payable & accrued expenses	26,034
Tenant security deposits	2,474
Other liabilities: derivative liability	778
$651,036

Other information:
Leased SF to be FFO producing
During 2013, (primarily 2H 2013)	218

Straight-line rental revenue Q1	$657

Management fee income first quarter 2013	$270
Interest income from secured loans	1,352
Management fees and interest income from loans	$1,622

Footnotes to the components
(1)	See pages 11 & 29 for definitions and reconciliations
(2)	Includes NOI from 2 acquisitions in 2012
(3)	Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest (Collection within 3 years, subject to some expenses)

March 31, 2013	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2013	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Funds Available for Distribution (FAD)

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2013	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Property Net Operating Income (Property NOI)

Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2013	29

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com